Exhibit 10.1

AMENDMENT NO. 1
TO
THE LINCOLN ELECTRIC COMPANY
EMPLOYEE SAVINGS PLAN
(AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2019)

The Lincoln Electric Company, an Ohio corporation, hereby adopts this Amendment No. 1 to The Lincoln Electric Company Employee Savings Plan (As Amended and Restated Effective January 1, 2019) (the “Plan”), effective as of July 1, 2019.

I.
Section 1.1(6) of the Plan is hereby amended in its entirety to read as follows:
“(6)    Before-Tax Contributions: The contributions made pursuant to Section 3.1 of the Plan (excluding Roth Contributions), elective deferral contributions made to the Weartech Plan on behalf of Former Weartech Plan Participants and elective deferral contributions made to the Harris Plan on behalf of Former Harris Plan Participants. Except as otherwise specifically provided in the Plan, the term “Before-Tax Contributions” when used herein shall include all Catch-Up Before-Tax Contributions, as defined in Section 3.11.”

II.
Section 1.1(19) of the Plan is hereby amended in its entirety to read as follows:
“(19)    Eligible Employee: An Employee who is eligible to have his Employer make Before-Tax Contributions and Roth Contributions for him to the Trust as provided in Article II of the Plan.”

III.
Section 1.1(20) of the Plan is hereby amended in its entirety to read as follows:
“(20)    Eligible Rollover Distribution: Any distribution of all or any portion of the balance to the credit of the distributee, except (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more, (b) any distribution to the extent the distribution is required under section 401(a)(9) of the Code, (c) the portion of any distribution that consists of after-tax employee contributions (other than a distribution from a designated Roth account (as defined in section 402A of the Code)), (d) any distribution that is made upon hardship of the Employee and (e) such other amounts specified in Treasury regulations or Internal Revenue Service rulings, notices or announcements issued under section 402(c) of the Code.”

IV.
The second sentence of Section 1.1(47) of the Plan is hereby amended in its entirety to read as follows:
“The applicable Matching Employer Contribution Percentage shall be applied as provided in Section 4.1 (or the Employer’s Instrument of Adoption) against Before-Tax Contributions and Roth Contributions made for a Plan Year that are not in excess of the percentage of Compensation specified in Section 4.1 or in the Employer’s Instrument of Adoption.”

V.
Section 1.1(52) of the Plan is hereby amended in its entirety to read as follows:
“(52)    Non-ESOP Account: The Non-ESOP Account shall consist of the following amounts, plus allocated earnings thereto: (a) Before-Tax Contributions, Roth Contributions, Matching Employer Contributions, Qualified Nonelective Contributions, Nonelective Employer Contributions and Transitional Employer Contributions, in each case that are made for the current Plan Year and invested in the Holdings Stock Fund; (b) all contributions invested in any Investment Fund other than the Holdings Stock Fund and (c) solely to the extent designated in any applicable Instrument of Merger or similar document, amounts transferred to the Plan on behalf of a Member from another qualified plan pursuant to Section 3.10 hereof; provided that the Non-ESOP Account shall not include any portion of such contributions that are transferred to the Member’s ESOP Account pursuant to Section 5.6 of the Plan. In furtherance of, but without limiting the foregoing, the Non-ESOP Holdings Stock Sub-Fund, which is intended to be a stock bonus plan as defined in Treasury Regulation Section 1.401-1(b)(1)(iii), is also part of the Non-ESOP Account.”

VI.
Section 1.1 of the Plan is hereby amended by inserting the following new Section 1.1(61A) immediately following Section 1.1(61) thereof:
“(61A)     Roth Contributions: The contributions made pursuant to Section 3.1 of the Plan which the Member has irrevocably designated as being contributed in lieu of all or a portion of the Before-Tax Contributions that the Member is otherwise eligible to make under the Plan, and which are treated by the Company as includible in the Member’s gross income pursuant to Section 402A of the Code at the time the Member would have received that amount in cash if the Member had not elected to make the contribution. Except as otherwise specifically provided in the Plan, the term “Roth Contributions” when used herein shall include all Catch-Up Roth Contributions, as defined in Section 3.11.”

VII.
Section 1.1 of the Plan is hereby amended by inserting the following new Section 1.1(61B) immediately following Section 1.1(61A) thereof:
“(61B)     Roth Rollover Contributions Sub-Account: The portion of a Member’s Rollover Contributions Sub-Account that holds any amount received as a Rollover Contribution on the Member’s behalf from a designated Roth account, as defined in Section 402A of the Code, plus allocated earnings thereto.”

VIII.
Section 1.1(62) of the Plan is hereby amended in its entirety to read as follows:
“(62)    Salary Reduction Agreement: An arrangement made under the Plan pursuant to which an Employee agrees to reduce, or to forego an increase in, his Compensation and his Employer agrees to contribute to the Trust the amount so reduced or foregone as a Before Tax Contribution and/or Roth Contribution.”

IX.
Section 1.1(72)(a) of the Plan is hereby amended in its entirety to read as follows:
“(a) is derived from his Before-Tax Contributions, Roth Contributions, Rollover Contributions, Prior ESOP Contributions, Qualified Nonelective Contributions, Nonelective Employer Contributions and Transitional Employer Contributions and nonforfeitable at all times;”

X.
Section 1.1(72)(b) of the Plan is hereby amended in its entirety to read as follows:
“(b)    is derived from Matching Employer Contributions and (i) in the case of a Member employed by the Company, Welding, Cutting, Tools & Accessories, LLC, Lincoln Electric Cutting Systems, Inc., Kaliburn, Inc., J.W. Harris Co., Inc., Smart Force, LLC, Vizient Manufacturing Solutions, Inc., Lincoln Global, Inc. and Baker Industries, Inc. (but in the case of Members employed by J.W. Harris Co., Inc., Smart Force, LLC or the Seal Seat Division of Lincoln Global, Inc., only with respect to Members who are Employees on or after August 1, 2017 or who were Covered Employees prior to August 1, 2017 under the provisions of the Plan then in effect) is 100% nonforfeitable at all times, or (ii) in the case of all other Members is (A) 0% nonforfeitable prior to the Member’s completion of three Years of Vesting Service and (B) 100% nonforfeitable on and after the Member’s completion of three Years of Vesting Service; and”

XI.
Section 2.1 of the Plan is hereby amended by inserting a new sentence at the end thereof to read as follows:
“Further, notwithstanding the preceding provisions of this Section, for purposes of becoming an Eligible Employee on July 1, 2019, the requirement of Subsection (2) of this Section shall be waived in the case of a Covered Employee who is employed by Baker Industries, Inc. on July 1, 2019.”

XII.
Section 2.2(1) of the Plan is hereby amended in its entirety to read as follows:
“(1)    Any Eligible Employee may enroll in the Plan for purposes of having his Employer make Before-Tax Contributions and/or Roth Contributions for him to the Trust on the Enrollment Date on which he is initially eligible or on any subsequent Enrollment Date by filing with the Administrative Committee at least 30 days (or such shorter period as the Committee shall determine) before such Date an enrollment form prescribed by the Committee, which form shall include (a) the desired effective date of the Eligible Employee’s enrollment in the Plan, (b) his agreement commencing on or after the effective date to have his Employer make Before-Tax Contributions and/or Roth Contributions for him to the Trust, (c) his authorization to his Employer to withhold from his Compensation payable on or after such effective date, any designated Before-Tax Contributions and/or Roth Contributions and to pay the same to the Trust, and (d) his direction that the Before-Tax Contributions, Roth Contributions and Employer Contributions, if any, made by or for him be invested (to the extent permitted under the Plan) in any one of the investment options permitted by Section 5.5. Notwithstanding the preceding provisions of this Section, the terms and provisions of the Plan in effect prior to January 1, 2019 contained special membership rules for certain classes of Eligible Employees.”

XIII.
The last sentence of Section 2.2(2) of the Plan is hereby amended in its entirety to read as follows:
“An Eligible Employee who is deemed to have enrolled pursuant to this Section 2.2(2) and Section 2.3 for purposes of having his Employer make Before-Tax Contributions from his Base Compensation may separately elect (but shall not be deemed to have elected) to enroll pursuant to Section 2.2(1) for purposes of having his Employer make Before-Tax Contributions and/or Roth Contributions from his Bonus Compensation.”

XIV.
The last sentence of Section 2.4 of the Plan is hereby amended in its entirety to read as follows:
“An Employee shall cease to be a Member when he ceases to be an Eligible Employee, a Nonelective Contribution Participant, a Transitional Contribution Participant and a Matching Contribution Participant, provided, however, that if after he ceases to be an Eligible Employee, a Nonelective Contribution Participant, a Transitional Contribution Participant and a Matching Contribution Participant, an Account continues to be maintained for him, he shall (subject to Section 13.1) remain a Member for all purposes of the Plan other than for purposes of making, or having his Employer make Before-Tax, Roth, Rollover or Employer Contributions.”

XV.
Section 2.5(1) of the Plan is hereby amended by inserting a new sentence at the end thereof to read as follows:
“Further, notwithstanding the preceding provisions of this Section, for purposes of becoming a Matching Contribution Participant on July 1, 2019, the requirements of Subsection (1)(b) of this Section shall be waived in the case of a Covered Employee employed by Baker Industries, Inc. on April 1, 2019.”

XVI.
Section 2.6(1)(a) of the Plan is hereby amended in its entirety to read as follows:
“(a)    he is a Covered Employee who is employed by the Company, Welding, Cutting, Tools & Accessories, LLC, Lincoln Electric Cutting Systems, Inc., Kaliburn, Inc., J.W. Harris Co., Inc., Smart Force, LLC, Lincoln Global, Inc. and Baker Industries, Inc., and”

XVII.
Section 2.6(1) of the Plan is hereby amended by inserting a new sentence at the end thereof to read as follows:
“Notwithstanding the preceding provisions of this Section, for purposes of becoming a Nonelective Contribution Participant on July 1, 2019, the requirements of Subsection (1)(b) of this Section shall be waived in the case of a Covered Employee employed by Baker Industries, Inc. on April 1, 2019.”

XVIII.
Sections 2.8(1) and 2.9(1) of the Plan are hereby amended by deleting the term “Before-Tax Contributions” and replacing it with the phrase “Before-Tax Contributions and/or Roth Contributions” each place it appears therein.

XIX.
The title of Article III of the Plan is hereby amended to read as follows:
“ARTICLE III - BEFORE-TAX, ROTH AND ROLLOVER CONTRIBUTIONS”

XX.
Section 3.1 of the Plan is hereby amended in its entirety to read as follows:

“3.1 Amount of Contributions.
(1)     Upon enrollment pursuant to Section 2.2(1), a Member shall agree pursuant to a Salary Reduction Agreement to have his Employer make Before-Tax Contributions and/or Roth Contributions for him to the Trust of a specified percentage of between 1% and 80% of his Compensation in 1% increments through equal percentage pay period reductions with respect to his Base Compensation and through payroll deduction with respect to his Bonus Compensation. Unless otherwise provided pursuant to procedures established by the Administrative Committee for a specified group or groups of Members, the percentage elected by a Member pursuant to this Subsection shall apply to the Member’s Base and Bonus Compensation. If the Administrative Committee establishes procedures that provide for a specified group of Members to make separate Before-Tax and Roth Contribution elections with respect to their Base Compensation and their Bonus Compensation, the Committee may permit such Members to elect to contribute a whole dollar amount, rather than a specified percentage, with respect to their Bonus Compensation.
(2)     Upon enrollment pursuant to Sections 2.2(2) and 2.3, a Member shall be deemed to have elected pursuant to an Automatic Salary Reduction Agreement to have his Employer make Before-Tax Contributions for him to the Trust in an amount equal to 4% of his Base Compensation through equal percentage pay period reductions.
(3)    If a Member’s Before-Tax Contributions or Roth Contributions must be reduced pursuant to Sections 3.5 through 3.8 or the requirements of applicable law, his Before-Tax Contributions and Roth Contributions as so reduced shall be the maximum percentage of his Compensation permitted by such Sections or law notwithstanding the foregoing provisions of this Section requiring that Before-Tax and Roth Contributions be made in specified increments of his Compensation. In furtherance of the foregoing, and notwithstanding any provision of the Plan to the contrary, in the event a Member has elected to make both Before-Tax Contributions and Roth Contributions and it is determined that in a particular pay period the Member’s Before-Tax Contributions and Roth Contributions during a taxable year will reach the maximum amount applicable under Section 3.5(1) or any other maximum amount applicable under the Plan, the Member’s election with respect to Before-Tax Contributions will be applied first (up to such maximum amount) and, if applicable, the Member’s election with respect to Roth Contributions will be applied second (up to such maximum amount), subject to any alternative procedure as may be adopted by the Administrative Committee from time to time.”

XXI.
Section 3.2 of the Plan is hereby amended in its entirety to read as follows:
“3.2    Payments to Trustee. Before Tax Contributions and Roth Contributions shall be transmitted to the Trustee as soon as practicable, but in any event not later than the 15th business day of the month following the month in which such Contributions would otherwise have been paid to the Members.”

XXII.
Sections 3.3 and 3.4 of the Plan are hereby amended by deleting the term “Before-Tax Contributions” and replacing it with the phrase “Before-Tax Contributions and/or Roth Contributions” each place it appears therein.

XXIII.
Sections 3.5, 3.6, 3.12, 4.1 and 4.11(2)(a) of the Plan are hereby amended by (i) deleting the term “Before-Tax Contributions” and replacing it with the phrase “Before-Tax Contributions and Roth Contributions” and (ii) deleting the term “Catch-Up Before-Tax Contributions” and replacing it with the term “Catch-Up Contributions,” each place they appear therein.

XXIV.
Section 3.5(2) of the Plan is hereby amended by inserting the following new sentence at the end thereof:
“In the event both Before-Tax Contributions and Roth Contributions were made on behalf of a Member for the taxable year to which the excess relates, any excess Before-Tax Contributions will be returned to the Member first, subject to any alternative procedure as may be adopted by the Administrative Committee from time to time.”

XXV.
Section 3.6(4) of the Plan is hereby amended by inserting the following new sentence at the end thereof:
“In the event both Before-Tax Contributions and Roth Contributions were made on behalf of a Member for the Plan Year in which the excess arose, any excess Before-Tax Contributions will be returned to the Member first, subject to any alternative procedure as may be adopted by the Administrative Committee from time to time.”

XXVI.
The second sentence of Section 3.7(1) of the Plan is hereby amended in its entirety to read as follows:
“If two or more plans of the Controlled Group to which matching contributions, Employee after tax contributions, Roth Contributions or Before Tax Contributions (as defined in Section 3.5(1)) are made are treated as one plan for purposes of section 410(b) of the Code, such plans shall be treated as one plan for purposes of this Subsection (1); and if a Highly Compensated Eligible Employee participates in two or more plans of the Controlled Group to which such contributions are made, all such contributions shall be aggregated for purposes of this Subsection (1) and, in the event that such plans have different plan years, all such contributions made during the Plan Year under all such plans shall be aggregated.”

XXVII.
The first sentence of Section 3.7(2) of the Plan is hereby amended in its entirety to read as follows:
“For the purposes of this Section, the contribution percentage for a specified group of Eligible Employees for a Plan Year shall be the average of the ratios (calculated separately for each Eligible Employee in such group) of (a) the sum of the Matching Employer Contributions and, at the election of an Employer, any Before-Tax Contributions, Roth Contributions or Qualified Nonelective Contributions paid under the Plan by or on behalf of each such Eligible Employee for such Plan Year and not taken into account for such Plan Year under Section 3.6(2), to (b) the Eligible Employee’s compensation (as defined in Section 3.6(2)) for such Plan Year.”

XXVIII.
Section 3.8(1) of the Plan is hereby amended in its entirety to read as follows:
“(1)    In order to ensure that at least one of the actual deferral percentages specified in Section 3.6(1) and at least one of the contribution percentages specified in Section 3.7(1) are satisfied for each Plan Year, the Company may monitor (or cause to be monitored) the amount of Before-Tax Contributions, Roth Contributions and Matching Employer Contributions, if any, being made to the Plan for each Eligible Employee during each Plan Year. In the event that the Company determines that neither of such actual deferral percentages or neither of such contribution percentages will be satisfied for a Plan Year, the Before-Tax Contributions, Roth Contributions and/or Matching Employer Contributions made thereafter for each Highly Compensated Eligible Employee (as defined in Section 3.6(3)) shall be reduced (pursuant to non-discriminatory rules adopted by the Company) to the extent necessary to decrease the actual deferral percentage and/or contribution percentage for Highly Compensated Eligible Employees for such Plan Year to a level which satisfies either of the actual deferral percentages and/or either of the contribution percentages.”

XXIX.
Section 3.8(2) of the Plan is hereby amended in its entirety to read as follows:
“(2)    In order to ensure that excess deferrals (as such term is defined in Section 3.5(2)) shall not be made to the Plan for any taxable year for any Member, the Company may monitor (or cause to be monitored) the amount of Before-Tax Contributions and Roth Contributions being made to the Plan for each Member during each taxable year and may take such action (pursuant to non-discriminatory rules adopted by the Company) to prevent Before-Tax Contributions and/or Roth Contributions made for any Member under the Plan for any taxable year from exceeding the maximum amount applicable under Section 3.5(1).”

XXX.
The third sentence of Section 3.9(1) of the Plan is hereby amended in its entirety to read as follows:
“Without limiting the generality of the foregoing, the Plan may accept as a Rollover Contribution amounts distributed from a designated Roth account (as defined in section 402A of the Code) which shall be separately accounted for under the Plan, but the Plan shall not accept as a Rollover Contribution any amounts distributed from a Roth IRA (as defined in section 408A of the Code).”

XXXI.
Section 3.11 of the Plan is hereby amended in its entirety to read as follows:
“3.11    Catch-Up Contributions. All Members who have elected, or are deemed to have elected, to make Before-Tax Contributions and/or Roth Contributions to this Plan and who have attained age 50 before the end of a particular Plan Year shall be eligible to make catch-up contributions (the “Catch-Up Before-Tax Contributions” and “Catch-Up Roth Contributions,” respectively, and the “Catch-Up Contributions,” collectively) in accordance with, and subject to the limitations of, section 414(v) of the Code; provided, however that Catch-Up Contributions shall not be eligible for Matching Employer Contributions under Section 4.1, and provided further that Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of section 401(a)(30) and 415(c) of the Code (i.e., Sections 3.6 and 4.11, respectively). In addition, notwithstanding any provision of the Plan to the contrary, the Plan shall not be treated as failing to satisfy the requirements of sections 401(k)(3), 401(k)(11), 410(b) or 416 of the Code, as applicable, by reason of the making of any such Catch-Up Contributions. In furtherance of, but without limiting the foregoing, Before-Tax Contributions and Roth Contributions that exceed (i) the percentage limits described in Section 3.1, (ii) the statutory limits described in Sections 3.5(1) and 4.11, or (iii) the limits specified by the Company under Section 3.8 for the Plan Year, shall be treated as Catch-Up Contributions; provided, however, that whether Before-Tax Contributions and Roth Contributions are in excess of any applicable limit and therefore shall be treated as Catch-Up Contributions shall be determined as of the end of the Plan Year. A Member who is eligible to make Catch-Up Contributions shall designate whether his Catch-Up Contributions shall be considered Before-Tax Contributions or Roth Contributions. In the event a Member does not designate whether the Catch-Up Contributions to be made are to be Before-Tax Contributions or Roth Contributions, all Catch-Up Contributions shall be deemed for all purposes of the Plan to be Before-Tax Contributions.”

XXXII.
Section 4.3 of the Plan is hereby amended in its entirety to read as follows:
“4.3    Allocation of Matching Employer Contributions. Except as otherwise provided in any other provision of the Plan or Trust Agreement, each Employer’s Matching Employer Contributions made for a Plan Year shall, subject to the provisions of Sections 3.5(3), 3.6(5) and 3.7(3), be allocated and credited to the Account of each Employee of the Employer who is a Matching Contribution Participant, who is entitled to receive Matching Employer Contributions and for whom Before-Tax Contributions and/or Roth Contributions were made during such Plan Year, with each such Matching Contribution Participant being credited with a portion of such Employer’s Matching Employer Contributions equal to the Matching Employer Contribution Percentage of the Before-Tax Contributions and Roth Contributions (not in excess of 3% of Compensation or such other percentage of Compensation specified in the Employer’s Instrument of Adoption) made for him pursuant to Section 3.1. An Employee of the Employer who is a Matching Contribution Participant and for whom Before-Tax Contributions and/or Roth Contributions are made shall be entitled to receive an allocation of Matching Employer Contributions in accordance with the preceding sentence for the period during which he was a Matching Contribution Participant. For purposes of this Section, the terms “Before-Tax Contributions” and “Roth Contributions” shall not include any Catch-Up Contributions (as defined in Section 3.11).”

XXXIII.
Section 5.2 of the Plan is hereby amended in its entirety to read as follows:
“5.2    Account; Sub-Account. The Company shall establish and maintain, or cause to be established and maintained, an Account for each Member, which Account shall reflect, pursuant to Sub-Accounts established and maintained thereunder, the amount, if any, of the Member’s (1) Before-Tax Contributions, (2) Roth Contributions, (3) Rollover Contributions, (4) Prior ESOP Contributions, (5) Matching Employer Contributions, (6) Qualified Nonelective Contributions, (7) Nonelective Employer Contributions, (8) Transitional Employer Contributions, (9) FSP Contributions, (10) FSP Plus Contributions, (11) Weartech Prior Matching Contributions and (12) Harris Prior Employer Contributions. The Company shall also establish and maintain an ESOP Account and a Non-ESOP Account for each Member. To the extent a Member’s Rollover Contributions consist of the portion of a distribution not includible in the gross income of the Member, the Plan shall separately account for the portion of the distribution that is includible in gross income and the portion of the distribution that is not so includible, and any amount received as a Rollover Contribution from a designated Roth account, as defined in Section 402A of the Code (and only to the extent the rollover is permitted under the rules of Section 402(c) of the Code), will be allocated to a Roth Rollover Contributions Sub-Account within the Member’s Rollover Contributions Sub-Account. The Company may establish such other Sub-Accounts, to the extent deemed necessary or desirable, in order to separately account for contribution and/or investment sources.”

XXXIV.
Section 5.8(1) of the Plan is hereby amended in its entirety to read as follows:
“(1)    A Member who is an Employee or a “party in interest” within the meaning of section 3(14) of ERISA, but who is not a Disabled Member, may apply on the form provided by the Administrative Committee for a loan from his Vested Interest in his Account. If the Committee determines that the Member is not in bankruptcy or similar proceedings and is entitled to a loan in accordance with the following provisions of this Section, the Committee shall direct the Trustee to make a loan to the Member from his Account. Each loan shall be charged against the Member’s Vested Interest in his Sub-Accounts as follows: first, against the Member’s Rollover Contributions Sub-Account (excluding the Roth Rollover Contributions Sub-Account), if any; second, to the extent necessary, against the Member’s Before-Tax Contributions Sub-Account, if any; third, to the extent necessary, against the Member’s Qualified Nonelective Contributions Sub-Account, if any; fourth, to the extent necessary, against the Member’s Matching Employer Contributions Sub-Account, if any; fifth, to the extent necessary, against the Member’s Nonelective Employer Contributions Sub-Account, if any; sixth, to the extent necessary, against the Member’s Transitional Employer Contributions Sub-Account, if any; seventh, to the extent necessary, against the Member’s Prior ESOP Contributions Sub-Account, if any; eighth, to the extent necessary, against the Member’s Weartech Prior Matching Contributions Sub-Account, if any; ninth, to the extent necessary, against the Member’s FSP Contributions Sub-Account; tenth, to the extent necessary, against the Member’s FSP Plus Contributions Sub-Account; eleventh, to the extent necessary, against the Member’s Harris Prior Employer Contributions Sub-Account, if any; twelfth, to the extent necessary, against the Member’s Roth Rollover Contributions Sub-Account; and thirteenth, to the extent necessary, against the Member’s Roth Contributions Sub-Account.”

XXXV.
Section 6.3(1)(b) of the Plan is hereby amended by inserting the following new sentence at the end thereof:
“Except as otherwise provided under any procedures implemented by the Administrative Committee, including any Member elections permitted by such procedures, installment distributions will be charged against the Sub-Accounts in the Member’s Account on a pro-rata basis.”

XXXVI.
Section 6.7(1) of the Plan is hereby amended in its entirety to read as follows:
“(1)    Withdrawals on Account of Hardship. A Member who is an Employee and who has obtained all distributions and withdrawals (including distributions of dividends from his ESOP Account under section 404(k) of the Code but not Hardship distributions) then available under all plans maintained by the Controlled Group may request, on a form provided by and filed with the Committee, a withdrawal on account of Hardship of all or a part of his Vested Interest in the following Sub-Accounts (including earnings thereon): Rollover Contributions Sub-Account (excluding the Roth Rollover Contributions Sub-Account), Before-Tax Contributions Sub-Account, Matching Employer Contributions Sub-Account, Nonelective Employer Contributions Sub-Account, Transitional Employer Contributions Sub-Account, Prior ESOP Contributions Sub-Account, Weartech Prior Matching Contributions Sub-Account, FSP Contributions Sub-Account, FSP Plus Contributions Sub-Account, Harris Prior Employer Contributions Sub-Account, Roth Rollover Contributions Sub-Account and Roth Contributions Sub-Account. Upon making a determination that the Member is entitled to a withdrawal on account of Hardship, the Committee shall direct the Trustee to distribute to such Member the amount requested and charge the amount of the withdrawal to the Member’s Sub-Accounts in the order set forth in the preceding sentence, provided, however, that the amount of the withdrawal shall not be in excess of the amount necessary to alleviate such Hardship. If, as of January 1, 2019, a Member’s Before-Tax Contributions were suspended for a period of six months following receipt of a withdrawal on account of Hardship, such suspension will cease to apply effective January 1, 2019 and a Member who desires to resume having Before-Tax Contributions made for him may do so, as of any Valuation Date on or after January 1, 2019, if he is then an Eligible Employee and he again enrolls as a contributing Member pursuant to Sections 2.2(1) and 3.1.”

XXXVII.
Section 6.7(3) of the Plan is hereby amended in its entirety to read as follows:
“(3)    Withdrawals of Rollover Contributions. A Member who is an Employee may request, on a form provided by and filed with the Committee, a withdrawal of all or any part of his Rollover Contributions Sub-Account. Any such partial withdrawal shall be charged pro-rata to the non-Roth Rollover Contributions Sub-Account and the Roth Rollover Contributions Sub-Account under the Member’s Account.”

XXXVIII.
Section 6.9 of the Plan is hereby amended by inserting the following new Section 6.9(4) immediately following Section 6.9(3) thereof:
“(4)    Notwithstanding the foregoing, an Eligible Rollover Distribution from a Roth Contributions Sub-Account or Roth Rollover Contributions Sub-Account will only be made to another designated Roth account (as defined in Section 402A of the Code) under an applicable retirement plan described in Section 402A(e)(1) of the Code or to a Roth IRA described in Section 408A of the Code, and only to the extent the rollover is permitted under the rules of Section 402(c) of the Code.”

XXXIX.
Section 6.12 of the Plan is hereby amended in its entirety to read as follows:
“6.12     Distributions to Certain Individuals Performing Military Service.
(1)    To the extent permitted by section 414(u)(12)(B) of the Code, a Member shall be treated as having had an Employment Severance during any period that the Member is performing services in the uniformed services (as defined in section 3401(h)(2)(A) of the Code) on active duty for a period of more than 30 days, and may elect to receive a distribution of all or a portion of his Before-Tax Contributions and Roth Contributions made under the Plan. A Member who receives a distribution from the Plan by reason of this Section shall have his Before-Tax Contributions and Roth Contributions suspended for a period of 6 months beginning on the date of distribution. Any such distribution of a portion of the Member’s Before-Tax Contributions and Roth Contributions shall be charged pro-rata to the Member’s Before-Tax Contributions Sub-Account and Roth Contributions Sub-Account.
(2)    A Member who is an Employee and is ordered or called to active duty may elect a Qualified Reservist Distribution. A “Qualified Reservist Distribution” is any distribution, if (a) the distribution is from amounts attributable to Before-Tax Contributions and/or Roth Contributions; (b) the Member was, by reason of being a member of a reserve component, as defined in Section 101 of Title 37 of the United States Code, ordered or called to active duty for a period in excess of 179 days or for an indefinite period; and (c) such distribution is made during the period beginning on the date of such order or call, and ending at the close of the Member’s active duty period. Any such distribution of a portion of the Member’s Before-Tax Contributions and Roth Contributions shall be charged pro-rata to the Member’s Before-Tax Contributions Sub-Account and Roth Contributions Sub-Account.”

XL.
Section 15.5(a) of the Plan is hereby amended in its entirety to read as follows:
“(a)    Each Non‑Key Employee who is eligible to share in any Employer Contribution for such Plan Year (or who would have been eligible to share in any such Employer Contribution if a Before‑Tax Contribution or Roth Contribution had been made for him during such Plan Year) shall be entitled to receive an allocation of such Employer Contribution, which is at least equal to three percent (3%) of his Compensation for such Plan Year.”

XLI.
Section 15.5(f) of the Plan is hereby amended in its entirety to read as follows:
“(f)    For the purpose of this Section, the term “Employer Contributions” shall include Before-Tax Contributions, Roth Contributions and Matching Employer Contributions made for an Employee; provided, however, that Matching Employer Contributions taken into account in satisfying the percentage minimum contribution requirement set forth in paragraphs (a) and (b) above shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code.”

XLII.
Exhibit A of the Plan is hereby amended in its entirety to read as follows:
“EXHIBIT A
Participating Employers
as of July 1, 2019

The Lincoln Electric Company
J.W. Harris Co
Lincoln Global, Inc.
Welding, Cutting, Tools & Accessories, LLC
Smart Force, LLC
Lincoln Electric Cutting Systems, Inc.
Kaliburn, Inc.
Easom Automation Systems, Inc.
Weartech International, Inc.
Vizient Manufacturing Solutions, Inc.
Baker Industries, Inc.”

EXECUTED at Cleveland, Ohio this 26th day of June, 2019.
THE LINCOLN ELECTRIC COMPANY

By: /s/ Michele R. Kuhrt
Title: Executive Vice President, Chief Human Resources Officer